UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On April 27, 2021, we held our Annual Meeting, at which stockholders holding 163,912,400 shares of Common Stock (being the only class of shares entitled to vote at the meeting), or 89.91% of our 182,299,709 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on three proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A filed with the Securities and Exchange Commission on March 16, 2021. The proposals submitted for vote and related results of the stockholders' votes were as follows:

Proposal No. 1: To elect ten members of the Board to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

	SHARES VOTED
DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Andrew Berkenfield	157,304,708	383,655	6,224,037
Derrick Burks	157,614,722	73,641	6,224,037
Philip Calian	151,947,862	5,740,501	6,224,037
David Contis	151,861,487	5,826,876	6,224,037
Constance Freedman	157,197,062	491,301	6,224,037
Thomas Heneghan	154,581,126	3,107,237	6,224,037
Marguerite Nader	156,840,405	847,958	6,224,037
Scott Peppet	155,878,961	1,809,402	6,224,037
Sheli Rosenberg	152,948,610	4,739,753	6,224,037
Samuel Zell	141,441,881	16,246,482	6,224,037

Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	158,041,354	5,861,463	9,583	—

Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	148,194,355	8,673,563	820,445	6,224,037

We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 434 quality properties in 33 states and British Columbia consisting of 165,507 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: April 29, 2021	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer